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                                                                    Exhibit 99.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                    (Section 906 of the Sarbanes-Oxley Act of 2002)

     I, Theodore I. Pincus, Executive Vice President, Chief Financial Officer (principal financial officer) and Secretary of FTI Consulting, Inc. (the "Registrant"), hereby certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K/A for the three year period ended December 31, 2001 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ THEODORE I. PINCUS
----------------------
Name: Theodore I. Pincus
Date: November 19, 2002